UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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VALIDUS HOLDINGS, LTD.

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information VALIDUS HOLDINGS, LTD. Meeting Type: Annual Meeting For holders as of: March 12, 2010 Date: May 5, 2010 Time: 8:30 a.m. Location: Tucker’s Point Golf Club 20 Stable Lane Hamilton Parish, HS 02 Bermuda You are receiving this communication because you hold shares in the above named company. VALIDUS HOLDINGS, LTD. This is not a ballot. You cannot use this notice to vote 48 PAR-LA VILLE RD., SUITE 1790 HAMILTON, BERMUDA HM 11 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P90224 See the reverse side of this notice to obtain M21338 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request them. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available M21339-P90224 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. 1. To elect the following four nominees as Class III Directors to hold office until 2013: Nominees: 01) Edward J. Noonan 02) Jeffrey W. Greenberg 03) John J. Hendrickson 04) Sumit Rajpal AND 2. To elect the listed nominees as 3. To approve the selection of Designated Company Directors so that PricewaterhouseCoopers, Hamilton, they may be elected directors of certain Bermuda to act as the independent of our non-U.S. subsidiaries: registered public accounting firm of the Nominees: Company for the fiscal year ending December 31, 2010. 05) Edward J. Noonan 20) Mark S. Johnson 06) C.N. Rupert Atkin 21) Anthony J. Keys 07) Patrick G. Barry 22) Robert F. Kuzloski 08) Julian P. Bosworth 23) Gillian S. Langford 09) Michael E.A. Carpenter 24) Stuart W. Mercer 10) Rodrigo Castro 25) Paul J. Miller 11) Jane S. Clouting 26) Jean-Marie Nessi 12) Joseph E. (Jeff) Consolino 27) George P. Reeth 13) C. Jerome Dill 28) Julian G. Ross 14) Andrew Downey 29) Rafael Saer 15) Kerry A. Emanuel 30) Verner G. Southey 16) Jonathan D. Ewington 31) Guiseppe Venesiani 17) Andrew M. Gibbs 32) Nigel D. Wachman P90224 18) Michael Greene 33) Conan M. Ward 19) Nicholas J. Hales 34) Lixin Zeng -M21340